SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                     JUNE 11, 2003
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Date of earliest event reported:                    JUNE 10, 2003
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                               1-13926                  76-0321760
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(State or Other Jurisdiction      (Commission File Number)   (IRS Employer
of Incorporation)                                            Identification No.)


15415 KATY FREEWAY, HOUSTON, TEXAS                                   77094
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code            (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (c) Exhibits.

       Exhibit number          Description
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           99.1                Rig Status Report as of June 10, 2003


ITEM 9.  REGULATION FD DISCLOSURE
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         The Registrant hereby incorporates by reference into this Item 9 the summary report of the status, as of June 10, 2003, of the offshore drilling rigs of the Registrant attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements regarding the current term, start and end dates and comments concerning future contracts and availability and other aspects of the Registrant's drilling rigs. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Registrant's overall business and financial performance can be found in the Registrant's reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Registrant undertakes no obligation to publicly update or revise any forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIAMOND OFFSHORE DRILLING, INC.


                                          By: /s/ William C. Long
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                                              William C. Long
                                              Vice President, General Counsel &
                                              Secretary

Dated:  June 11, 2003

                                  EXHIBIT INDEX


       Exhibit number          Description
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           99.1                Rig Status Report as of June 10, 2003